SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2012

Santa Fe Petroleum, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-173302	99-0362658
(state or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer I.D. No.)

4011 West Plano Parkway, Suite 126 Plano, TX 75093
(Address of principal executive offices)

 888-870-7060
(Issuer's telephone number)

Telephone (619) 688-1116
Facsimile: (619) 688-1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in the Company’s capital stock.

As used in this current report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company” and “SFPI” refer to Santa Fe Petroleum Inc., previously Baby All Corp. ("BABA").

ITEM 7.01
REGULATION FD DISCLOSURE

a.	Press Releases

On October 3, 2012, Santa Fe Petroleum, Inc. (the “Company”) issued a press release announcing the closing of initial financing from a private placement memorandum and its expected plans regarding the use of the initial funds.  The private placement was originated on June 21, 2011 and, in connection with the private placement memorandum, the Company engaged an investment bank to raise funds in a private placement of the Company’s common stock, incorporated by reference as filed with the Commission on Form 8-K/A on September 7, 2012, as Exhibit 10.8.

The press release also announced that the Company filed a corporate action with FINRA on September 17, 2012 to officially change the name of the Company to Santa Fe Petroleum, Inc.  The name change was effective with FINRA as of September 20, 2012, incorporated by reference as filed with the Commission on Form 8-K on September 20, 2012.

A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 3, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2012	Santa Fe Petroleum, Inc.
	By:	/s/ Bruce A. Hall
Bruce A. Hall
Chief Executive Officer

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